Investor Presentation January 2019

SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital, risks associated with our value-add and redevelopment opportunities, the failure of our property acquisition and disposition activities to achieve expected results, the financial condition of our tenants, competition from other developers, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, and in subsequent quarterly reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. www.iretapartments.com January 2019 2

WHY IRET? Experienced Well-respected, experienced board of trustees and Leadership management team with a sound strategic plan Focused Transitioned from a diversified REIT to a pure-play Team multifamily REIT Increased Strong balance sheet with solid credit metrics and Flexibility sufficient liquidity to capitalize on future opportunities Differentiated Increased exposure to target markets in Minneapolis and Markets Denver through disciplined capital recycling Internal Growth Value-add plus enhanced operating platform Opportunity opportunities to spur organic growth www.iretapartments.com January 2019 3

COMPANY SNAPSHOT . Pure-play multifamily owner/operator with 13,702 homes in differentiated markets . Founded in 1970 % of PF Average . Publicly traded since 1997 Region 2019 NOI(1) Homes Rent(2) . Net Asset Value (NAV) - $71 per Share(3) Minneapolis, MN 20.9% 1,988 $1,528 (4) . Enterprise value of $1.5 Billion Rochester, MN 14.3% 1,711 $1,300 Denver, CO 9.8% 664 $1,962 Grand Forks, ND 8.8% 1,554 $975 Minot Grand Forks Omaha, NE 8.1% 1,370 $969 Bismarck Billings St. Cloud Bismarck, ND 7.6% 1,259 $1,000 Minneapolis St. Cloud, MN 7.3% 1,190 $1,034 Rapid City Rochester Sioux Falls Topeka, KS 5.4% 1,042 $851 Sioux City Omaha Sioux Falls, SD 5.4% 969 $932 Lincoln Denver Billings, MT 5.1% 770 $978 Topeka Minot, ND 4.2% 712 $1,053 Rapid City, SD 3.1% 474 $1,012 Total / Average 100.0% 13,702 $1,138 (1) Pro Forma 2019 (2) Weighted average monthly rent per occupied home from Aug. 2018 – Oct. 2018. IRET has changed its fiscal year-end to Dec. 31 (3) Average NAV per covering analyst – Baird, Boenning & Scattergood, Davidson D.A. – adjusted for 1:10 reverse stock split (4) See page 6 for breakdown www.iretapartments.com January 2019 4 iret MANAGEMENT OVERVIEW

IRET's Board and management team brings extensive industry experience and multifamily expertise

Board of Trustees

Jeffrey P. Caira	Michael T. Dance	Mark O. Decker Jr.	Emily Nagle Green	Linda J. Hall	Terrance P. Maxwell	John A. Schissel	Mary J. Twinem
• Former Director – Co-Portfolio Manager. - AEW Capital Mgmt. • VP & Portfolio Manager – Pioneer Investment Mgmt.	• Former EVP & CFO - Essex Property Trust, Inc. • Independent Consultant • Former Partner - KPMG	**Current IRET President & CEO** • Former US Group Head of Real Estate Investing & Corp. Banking - BMO	• Independent Director - Casella Waste Systems & Lee Kennedy Co. • CEO for three separate research and technology companies	• Founder & Former CEO – MinuteClinic Inc. • 20 years of experience serving on the boards of privately held and publicly reporting companies in US & Europe	• CFO & Managing Director – Baird – named as one of Fortune's "Top 100 Best Companies To Work For" 15 consecutive years • Former Head of Investment Banking – Baird	• President & CFO – Carr Properties, LLC • EVP & CFO – Invitation Homes • EVP & CFO of BRE Properties	• Independent Director – Valvoline & Medica Holding Co. • EVP & CFO of Buffalo Wild Wings, Inc.

TRUSTEE TENURE



37%
50%
13%
Less than 2 years
2-5 years
More than 5 years

GENDER DIVERSITY



37%
63%
Female
Male

BOARD INDEPENDENCE



13%
87%
Non-independent
Independent

Rated ISS's top score of 1 - indicating highest quality corporate governance practices and lowest governance risk

Executive Management Team

Mark O. Decker, Jr.
PRESIDENT AND CEO

John A. Kirchmann
EVP AND CFO
- Private Consulting
- VP of Operations Support– Essex
- KPMG

Anne M. Olson
EVP AND COO
- Partner – Dorsey & Whitney LLP's Real Estate Practice Group
- Director of Investment Operations - Welsh Companies, LLC

www.iretapartments.com January 2019 5

CAPITAL STRUCTURE $ in thousands, except where noted $1.5B Total Capitalization % of Weighted Weighted Debt Summary Amount Total Avg. Rate Avg. Maturity $99M $664M Total Secured Debt $449,414 68% 4.59% 4.5 Years Preferred Total Debt Equity (1) Secured Debt Unsecured LOC Balance $69,500 10% 3.72% 3.8 Years Preferred Equity 30% 7% Unsecured Term Loans $145,000 22% 3.96% 6.1 Years Unsecured Debt Total Unsecured Debt $214,500 32% 3.88% 5.3 Years 14% Total Debt $663,914 100% 4.41% 4.8 Years Common Equity 49% Fixed Rate $594,414 90% 4.45% 4.9 Years $724M Common Variable Rate $69,500 10% 3.72% 3.8 Years Equity (1) LOC commitments total $250 million $109,557 $104,887 $108,505 $82,080 $70,000 LOC Term Loan $55,273 $55,733 $49,569 B Term Loan $21,111 A $7,199 2019 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter % of Total Maturing 3.2% 12.4% 15.8% 16.3% 7.5% 10.5% 16.5% 8.3% 8.4% 1.1% Weighted Average Interest Rate 6.02% 5.56% 5.24% 3.90% 4.02% 3.61% 4.29% 3.74% 3.47% 5.40% Information as of Q2FY19. Share price $5.43 as of October 31, 2018 before reverse stock split www.iretapartments.com January 2019 6

PORTFOLIO SCALE AND QUALITY IMPROVING Total Multifamily NOI Average Revenue / Home $90M $1,797 $1,079 $41M $724 (1) FY 2012 FY 2018 FY 2012 Current Current Non- (2) (2) Same-Store Same-Store Multifamily Homes Increasing Exposure in Target Markets % of Multifamily NOI 13,702 29% 27% 36% 34% 33% 32% 9,161 21% 26% 30% 36% 10% 42% 42% 2% 38% 43% 43% 31% 22% 24% (1) (1) FY 2012 Current FY14 FY15 FY16 FY17 FY18 Proforma CY19 (1) As of 4/30/12 MN CO ND Other (2) Quarter Ended 10/31/18 www.iretapartments.com January 2019 7

OPERATIONAL AND MARGIN-ENHANCING INTITIATIVES Focusing efforts to harvest organic growth from operational enhancements and margin-enhancing initiatives Margin Expansion Initiative • Goal to increase FY18 margin of 55.9% by 5% within 3-5 years • Improvement in financial performance to be generated from process improvements, revenue generating ideas, human capital initiatives, and systems and technology investments • Projects include: • realignment of staffing • reduction of average days vacant • review and implementation of market fees • renter’s insurance • Lead-to-lease technology initiatives • development of standard procurement practices • Shifting to dedicated IT solutions • Revenue management • Leasing optimization • Reputation management • Lead management • Holding all other factors constant, a 5% increase in margin would result in over $9 million of additional NOI (i.e. a +9.3% increase in overall NOI) www.iretapartments.com January 2019 8

DRIVING INTERNAL GROWTH Focus on expense containment and revenue generating strategies is starting to bear fruit YoY Same-Store NOI and Revenue % Change 20.0% 8.7% 10.0% 5.8% 4.7% 2.8% 0.0% (2.3%) (3.3%) (3.4%) (5.1%) (5.0%) (5.1%) (5.5%) (10.0%) (7.4%) (10.8%) (20.0%) (30.0%) (40.0%) (50.0%) (60.0%) Q2 FY16 Q3 FY16 Q4 FY16 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 NOI Williston Rev. All Other SS Rev. Williston was sold in Q1 FY19 All Others includes MN, CO, NE, KS, SD, MT, ND, and IA • Expense containment and continued revenue growth has fueled NOI growth • Divesture of Williston and redeploy of those assets in Denver and Minneapolis has decreased exposure to North Dakota markets from 35.4% in FY2016 to 20.6% of proforma CY2019 www.iretapartments.com January 2019 9

OPERATIONS IMPROVING Industry-leading 8.7% Same-Store NOI growth for Q2 FY19 has been fueled by both revenue growth and expense containment Revenues Expenses NOI Region Homes Included FY19Q2 FY18Q2 % Change FY19Q2 FY18Q2 % Change FY19Q2 FY18Q2 % Change Minneapolis 1,711 $ 6,187 $ 5,990 3.3% $ 2,463 $ 2,562 (3.9)% $ 3,724 $ 3,428 8.6% Rochester 1,296 5,549 5,263 5.4% 2,013 2,099 (4.1)% 3,536 3,164 11.8% Grand Forks 1,554 4,147 4,223 (1.8)% 1,963 1,896 3.5% 2,184 2,327 (6.1)% Omaha 1,370 3,736 3,557 5.0% 1,663 1,729 (3.8)% 2,073 1,828 13.4% Bismarck 1,259 3,563 3,534 0.8% 1,516 1,622 (6.5)% 2,047 1,912 7.1% St Cloud 1,190 3,444 3,244 6.2% 1,588 1,716 (7.5)% 1,856 1,528 21.5% Topeka 1,042 2,496 2,418 3.2% 1,223 1,051 16.4% 1,273 1,367 (6.9)% Billings 770 2,111 2,036 3.7% 892 939 (5.0)% 1,219 1,097 11.1% Sioux Falls 969 2,526 2,349 7.5% 1,181 1,205 (2.0)% 1,345 1,144 17.6% Minot 712 2,089 2,030 2.9% 968 1,074 (9.9)% 1,121 956 17.3% Rapid City 474 1,360 1,266 7.4% 609 580 5.0% 751 686 9.5% Same-Store Total 12,347 $ 37,208 $ 35,910 3.6% $ 16,079 $ 16,473 (2.4)% $ 21,129 $ 19,437 8.7% www.iretapartments.com January 2019 10

CAPITAL ALLOCATION PRIORITIES Prudent capital allocation provides greater opportunities to reinvest in and grow our business Continue Disciplined Investment Strategy • Improve portfolio efficiency and quality through targeted redevelopment of existing assets and new acquisitions • Continue active portfolio management • Increase economies of scale Maintain Stronger, More Flexible Balance Sheet • Redeemed Series A ($29M, 8.25%) and Series B ($115M, 7.95%) preferred stock; issued Series C ($103M, 6.625%) preferred stock in 2017 • Increased unsecured borrowing capacity to $395 million with the recast of our revolving line of credit and placement of two unsecured term loans in 2018 • Targeting debt metrics in-line with investment grade benchmarks Enhance Per-Share Metrics • Increase cash flow per share • Generate durable cash flow through higher-quality multifamily portfolio • Improve dividend payout ratio www.iretapartments.com January 2019 11

CAPITAL RECYCLING Significantly improved the quality of our portfolio since the beginning of FY18 • Used disposition proceeds to purchase two multifamily communities in Denver and two multifamily communities in Minneapolis, originate two multifamily loans, reduce debt, repurchase shares, and reduce preferred shares • Grew portfolio scale in Minneapolis with the purchase of 691 homes and entered the Denver market with the purchase of 664 homes • Reduced total leverage from 58% of gross real estate assets to 41% $567M Total Dispositions $555M Total Redeployment Retail/Other $20.9M Industrial $44.4M Preferred Share Redemption $15.0M Share & Unit Repurchases Denver Multifamily Non-Core Multifamily $19.8M $219.3M $60.4M Multifamily Loans $27.4M Senior Housing $36.9M Debt Reduction Medical Office $119.5M Minneapolis Multifamily $404.8M $153.8M As of 10/31/18 www.iretapartments.com January 2019 12

MINNEAPOLIS & DENVER VS. OTHER TOP 25 MSAs Targeted geography has strong market fundamentals DENVER 2010-2017 Population CAGR 1.77% Unemployment Rate 3.0% Median Household Income $76,643 Median Home Price $462,900 MINNEAPOLIS-ST. PAUL Multifamily % of Housing Stock(1) 26.8% 2010-2017 Population CAGR 1.01% 2014-2017 Rent CAGR 5.55% Unemployment Rate 2.1% 2014-2017 Average Vacancy 5.02% Median Household Income $76,856 Estimated 2019 Rent Growth 2.70% Median Home Price $280,200 Multifamily % of Housing Stock(1) 22.9% 2014-2017 Rent CAGR 3.40% 2014-2017 Average Vacancy 3.40% Estimated 2019 Rent Growth 3.30% TOP 25 MSAs(2) 2010-2017 Population CAGR 1.19% Unemployment Rate 3.4% Median Household Income $70,005 Median Home Price $375,500 Multifamily % of Housing Stock(1) 24.6% 2014-2017 Rent CAGR 3.75% Sources: US Census Bureau, Bureau of Labor Statistics, National Association of Realtors, and Axiometrics 2014-2017 Average Vacancy 4.83% (1) 5+ units; mobile homes and RVs excluded from total stock (2) Top 25 MSAs defined as 25 highest populated metro areas as of most recent US Census Bureau data Estimated 2019 Rent Growth 3.00% Top 25 MSA statistics are averages excluding Denver and Minneapolis-St. Paul www.iretapartments.com January 2019 13

COMPETITIVE WITH COASTAL MARKETS

The Minneapolis – St. Paul and Denver boast extremely tight job markets, characterized by a highly educated workforce

% of Adult Population with Bachelor's Degree or Higher


Washington-Arlington-Alexandria, DC-VA-MD-WV 50.8%
San Francisco-Oakland-Hayward, CA 49.3%
Boston-Cambridge-Newton, MA-NH 47.6%
Denver-Aurora-Lakewood, CO 43.9%
Seattle-Tacoma-Bellevue, WA 41.9%
Minneapolis-St. Paul-Bloomington, MN-WI 41.7%
Portland-Vancouver-Hillsboro, OR-WA 40.3%
New York-Newark-Jersey City, NY-NJ-PA 39.6%
Baltimore-Columbia-Towson, MD 39.5%
San Diego-Carlsbad, CA 38.8%
Atlanta-Sandy Springs-Roswell, GA 37.9%

Unemployment Rate (1)


Twin Cities, MN MSA 2.1%
San Francisco, CA MSA 2.6%
Boston, MA MSA 2.6%
Denver, CO MSA 3.0%
Washington DC MSA 3.2%

Both of these characteristics support strong incomes

Rank	Metropolitan Area	Median Household Income
1	San Francisco-Oakland-Hayward, CA MSA	$101,714
2	Washington-Arlington-Alexandria, DC-VA-MD-WV MSA	$99,669
3	Boston-Cambridge-Newton, MA-NH MSA	$85,691
4	Seattle-Tacoma-Bellevue, WA MSA	$82,133
5	Baltimore-Columbia-Towson, MD MSA	$77,394
6	Minneapolis-St. Paul-Bloomington, MN-WI MSA	$76,856
7	Denver-Aurora-Lakewood, CO MSA	$76,643
8	San Diego-Carlsbad, CA	$76,207
9	New York-Newark-Jersey City, NY-NJ-PA	$75,368
10	Portland-Vancouver-Hillsboro, OR-WA	$71,931

Sources: US Census Bureau and Bureau of Labor Statistics
(1) October 2018 Unemployment Rate

www.iretapartments.com January 2019 14

MINNEAPOLIS–ST. PAUL IS STRONG

Economic Drivers

- The Minneapolis–St. Paul economy is supported by large corporations in diverse industries that generate stable job growth. Nineteen *Fortune* 500 companies and eight companies on *Forbes'* list of America's 225 largest private companies, including Cargill at #1, are headquartered in Minnesota.
- Minneapolis–St. Paul's skilled labor force powers companies in a mix of industries, including agriculture, manufacturing, retail, medical devices, biosciences, healthcare, IT, and clean energy.
- Axiometrics forecasts rental growth of 3.6% and vacancy of 3.4% in 2018, which ranks 7th and 2nd, respectively, among the top 50 multifamily markets.

19 Fortune 500 Companies

Rank	Company	Rank	Company
5	United Health Group	216	Land O' Lakes
39	Target	252	Ameriprise Financial
72	Best Buy	266	Xcel Energy
96	CHS	323	Hormel Foods
97	3M	343	Thrivent Financial
122	U.S. Bancorp	382	Mosaic
180	Supervalu	462	Securian Financial
182	General Mills	490	Patterson
193	C.H. Robinson	496	Polaris
215	Ecolab		

Effective Apartment Rent Growth



6%
5%
4%
3%
2%
1%
0%
5.3%
4.7%
3.1%
3.8%
3.1%
3.2%
2.2%
3.8%
2.6%
4.9%
3.3%
3.3%
3.9%
2.3%
3.1%
2.5%
2011
2012
2013
2014
2015
2016
2017
2018 YTD
Twin Cities
National

Apartment Vacancy



8%
7%
6%
5%
4%
3%
2%
1%
0%
5.2%
3.3%
2011
2012
2013
2014
2015
2016
2017
2018 YTD
Twin Cities
National

Sources: Bureau of Labor Statistics, US Census Bureau, Fortune, and Axiometrics
Note: 2018 YTD through 6/30/18

www.iretapartments.com January 2019 15

iret DENVER'S ECONOMY IS THRIVING

Economic Drivers

- Denver's advantageous location, livability, skilled workforce, and attractiveness for doing business have prompted job creation throughout the metro area as employers relocate and entrepreneurs create new ventures. The Denver metro area has added 317,000 jobs since the beginning of 2010.
- The region's economy is deeply rooted in high-quality industries such as aerospace, technology, healthcare, energy, transportation, finance, and tourism.
- Relative to incomes, single family home prices in Denver are high at $462,900 as of 2Q18, driving approximately 50% of the population to rent (national average = 36%).



Total Nonfarm Payrolls (SA 2010-present)
Indexed to Jan 2010 = 100
130
125
120
115
110
105
100
+27%
+15%
2010
2011
2012
2013
2014
2015
2016
2017
2018
Denver
National



Effective Apartment Rent Growth
12%
10%
8%
6%
4%
2%
0%
6.5%
4.7%
6.7%
3.8%
6.9%
3.2%
8.8%
3.8%
9.7%
4.9%
3.2%
3.3%
3.0%
2.3%
2.3%
2.5%
2011
2012
2013
2014
2015
2016
2017
2018 YTD
Denver
National



Apartment Vacancy
8%
7%
6%
5%
4%
3%
2%
1%
0%
5.5%
5.2%
2011
2012
2013
2014
2015
2016
2017
2018 YTD
Denver
National

Sources: Bureau of Labor Statistics, US Census Bureau, Fortune, National Association of Realtors, and Axiometrics
Note: 2018 YTD through 6/30/18

www.iretapartments.com January 2019 16

UNDERSTANDING OUR SECONDARY MARKETS These five markets, plus Minneapolis-St. Paul and Denver are expected to make up 77% of proforma CY19 NOI Rochester, MN Omaha, NE Grand Forks, ND St. Cloud, MN Bismarck, ND Population 218,280 933,316 102,414 197,759 132,142 Median Household Income $71,985 $65,619 $48,609 $61,943 $66,087 Unemployment Rate(1) 1.9% 2.6% 1.9% 2.1% 2.1% Mayo Clinic Offutt Air Force Base University of ND CentraCare Health State of ND Major Employers IBM Union Pacific Altru Health State of Minnesota Sanford Health Number of IRET Homes 1,711 1,370 1,555 1,189 1,259 Total Multifamily Supply 13,041 77,674 15,761 16,772 13,826 Same-Store Average Revenue per Unit(2) $1,300 $969 $975 $1,034 $1,000 Same-Store Occupancy(3) 92.7% 93.8% 91.2% 93.3% 94.4% Sources: US Census Bureau, Bureau of Labor Statistics, IRET, Axiometrics, Company Filings and Disclosures, and IRET Research (1) October 2018 Unemployment Rate (2) Q2FY19 Weighted Average Monthly Revenue per Occupied Home (3) Q2FY19 Weighted Average Occupancy www.iretapartments.com January 2019 17

RECENT INVESTMENT HIGHLIGHTS Oxbo Park Place Dylan Westend Location St. Paul, MN Plymouth, MN Denver, CO Denver, CO Homes 191 (11,500 retail sf) 500 274 390 Constructed 2017 1985 2016 2015 Purchase Price $61.5M $92.3M $90.6M $128.7M Located in Target Growth Market – Minneapolis & Denver     Over 200 Units    Located in Submarket with Cultural, Retail, and Employment Drivers     Average Monthly Rent $1,300 - $1,700    New Construction (2010+)    Secured in Non-Traditional / Opportunistic Process    Value-Add Opportunity  Availability of Public Transportation Within One Mile    www.iretapartments.com January 2019 18 iret

VALUE ADD OPPORTUNITY

Highlights

- We are moving forward to deliberately mine the opportunities in our portfolio
- Approximately 41% of apartment homes have not been renovated since before 2008
- Inventorying entire portfolio for value-add opportunities – starting in Minnesota, moving to Omaha/Lincoln markets
- Opportunities include enhancement of market position as well as maintaining competitive advantages in the market
- Most existing communities were early entrants into these markets and are well-located with high barriers to entry

Property / Project	Region	Years to Complete	Estimated Cost	Estimated ROI	Project Scope
Park Place	Minneapolis, MN	4.0	$7,250,000	**14% - 16%**	Full kitchen and bath remodel
Red 20	Minneapolis, MN	1.0	$278,000	**26% - 28%**	Tile backsplash and USB outlets in homes and install package locker
Colonial Villa	Minneapolis, MN	4.0	$3,600,000	**14% - 16%**	Build Clubhouse; kitchen and bathroom remodel in units
Woodridge	Rochester, MN	2.0	$1,350,000	**14% - 16%**	Kitchen and bathroom remodel in homes and upgrade community room
Regency Park Estates	St. Cloud, MN	2.5	$550,000	**24% - 26%**	Light kitchen remodel
Laundry	Various	2.0	$1,250,000	**26% - 28%**	Add in-unit laundry to units and convert coin machines to card
LED Retrofit	Minneapolis, MN	4.0	$1,100,000	**20% - 22%**	Convert common area lights to LEDs – three communities completed; 29 in process

www.iretapartments.com January 2019 19

VALUE ADD CASE STUDY – PARK PLACE

Opportunity

- Redevelop up to 488 homes at Park Place Apartments, a Class B multifamily community located in a highly desirable suburb of Minneapolis
- Take advantage of significant disparity between current rents and rents on newer, Class A product and other similar vintage properties with recently renovated homes in the submarket

Scope

- Upgrades include:
  - New cabinets
  - New flooring
  - Quartz countertop
  - Kitchen tile backsplash
  - New bathroom vanities and countertops
  - Stainless steel appliances
  - Light fixtures

Results

Homes to Renovate	Renovated	% Complete	Cost per Unit	Achieved Premium[(1)]	ROI
488	67	**13.7%**	**$15,952**	**$233**	**17.5%**


BEFORE


AFTER

(1) Monthly premium on completed and leased units through 10/31/18

www.iretapartments.com January 2019 20

INVESTMENT HIGHLIGHTS Best in Class Governance Flexible Balance Sheet Internal Growth Opportunities Differentiated Market Exposure Value Add Opportunities www.iretapartments.com January 2019 21

Investor Relations Contact: Jon Bishop ir@iret.com 952.401.4827